November 6, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004

                  Re:  Rule 30d
                       Purisima Funds
                       Registration No. 333-9153, CIK No. 0001019946


Ladies and Gentlemen:

                  We are filing electronically on behalf of the Purisima Total Return Fund (the "Fund"), concurrently with this letter, one copy of the EDGARized version of the August 31, 1997 Annual Report to Shareholders in compliance with the provisions of Section 30 of the Investment Company Act of 1940.

                  If you have any questions concerning the enclosed filings, please do not hesitate to call me at (626) 852-1033.


                                                           Very truly yours,



                                                           /s/ Joy Ausili
                                                           Joy Ausili

cc:   David Hearth, Esq.

                                 Purisima Funds
                                  Annual Report

During the third quarter the market marched forward with strong returns. The portfolio was heavily invested in big cap stocks. We believe big cap should prevail over small cap in the months ahead. We continue to foresee more bull market ahead and don't plan to call the top until after we've seen it, but we are in the later stages of this terrific run. There's plenty of time left for good returns, but it's important to be in big cap because the potential return in small cap isn't worth the risk to be there this late in the bull. Although this bull has lasted a long time, it won't end overnight. A rolling top will mark the turnaround, not a spike-top.

We believe a stronger economy in Europe is just around the bend. Stock markets in places like Germany, Italy, and Switzerland are already discounting signs of real recovery. All three are up to 40% or more year to date. Over in Japan, things are slowly improving. The consumption tax enacted last spring slowed recovery for a while, but Japan is bottoming out. We expect to see momentum swing in a positive direction very soon.

For the rest of 1997, we see things continuing much as they have been. Perhaps some more volatility, but overall a nice quarter. We'll remain bullish until we see the top. Big cap stocks should beat out small cap in the months ahead. We believe the market will finish the remainder of 1997 with good numbers giving 1998 a strong start.

                           Letter to the Shareholders

Our portfolio remained tilted toward the very biggest stocks during the third quarter -- but it hurt us as small stocks bested big stocks and we sat on the wrong side. The Russell 2000 index, reflective of small stocks, rose 14.88% for the quarter while the S&P 500 rose 7.49%. With our stocks averaging even bigger than the S&P 500s' stocks, we suffered. But we still think we're positioned right for the period ahead. We still believe owning the biggest stocks is the place to be and that this quarter's action was just a bounce-back, counter-trend rally for small stocks in a longer environment that will favor huge stocks.

Third quarter foreign equity markets were flat as evidenced by the EAFE Index being off -.70%. EAFE (Europe, Australasia, and the Far East) is the standard non-U.S. stock measure. We did slightly better. Europe and Japan still suffer from lackluster economies. Germany saw new all-time high unemployment numbers. Japan slipped back into what appears to be recession. Outside America only a few isolated countries show any real sign of economic pick-up. Elsewhere things are dull. This is good. You buy into bad times--sell into good times. This is just the kind of market we want to be positioned for facing into 1998. We believe these markets will heat up nicely.

Positioning the Fund's Portfolio

Our turnover remains low and we see little reason to vary from our prior strategy. We believe loose money will ultimately stimulate overseas economies. But first it is side-stepped here. Take Japan. They can borrow at the bank at less than 1% per year and turn around and buy a one year U.S. Treasury for 5.5% and pick up the 4.5% spread. Unless they fear that the dollar might fall, the arbitrage potential is immense. Leveraged speculators can attack an arbitrage potential of at least 1.5% against the dollar in every major country except for England, Italy and Sweden. Much of this money is simply flooding America right now but can reverse courses quickly at the first sign of dollar weakness. The dollar weakens every few years. We don't know when. But our foreign exposure is aimed to hedge us against this process unwinding.

Japan keeps struggling to find a bottom from its long super-bear market. Meanwhile our Japanese stocks, concentrated in the huge global exporters, are doing much better. We like Japan. We like continental Europe. The kinds of big, basic European producers we own should do well in an environment where Europe's economy warms. We feel pretty darned warm and fuzzy on these stocks.

Domestically, there has been so little bad news that we fear the world is too conditioned to the easy times. We are postured owning the biggest stocks--which should rise in a rising market but fall less than the market as a whole when things turn to a real bear market.

We appreciate your support of the The Purisima Total Return Fund and look forward to continuing to serve your investment needs and objective.

Sincerely,
/s/ Kenneth L. Fisher
-------------------------
Kenneth L. Fisher

                      Purisima     S&P 500      MSCI EAFE

        10/28/96      $10,000      $10,000      $10,000
        10/31/96      $10,000      $10,149      $ 9,963
        11/30/96      $10,260      $10,910      $10,359
        12/31/96      $10,100      $10,694      $10,225
         1/31/97      $10,550      $11,367      $ 9,868
         2/28/97      $10,480      $11,451      $10,029
         3/31/97      $10,250      $10,982      $10,066
         4/30/97      $10,860      $11,641      $10,119
         5/31/97      $11,520      $12,341      $10,778
         6/30/97      $12,200      $12,895      $11,371
         7/31/97      $12,770      $13,920      $11,556
                      ---------------------------------
         8/31/97      $11,870      $13,141      $10,692
                      ---------------------------------


 $10,000 invested from 10/28/96 till 8/31/97 was valued at:

   S&P            MSCI EAFE          Purisima Total Return
 $13,141           $10,692                  $11,870


The percent of The Purisima Total Return since inception has been 18.70%. Past performance is not predictive of future performance.

                           PURISIMA TOTAL RETURN FUND

                             Schedule of Investments
                                 August 31, 1997

                                                        % of         Market
    Shares                                           Net Assets      Value
   --------                                         ------------   ----------

            Aerospace                                     1.7%
    1,300   Boeing Co.                                             $   70,769
                                                                   ----------

            Automobile                                    7.6%
      800   Daimler-Benz AC - ADR                                      59,750
    3,440   Fiat Spa - ADR                                             53,750
    1,300   Ford Motor Company                                         55,900
      800   General Motors Corp.                                       50,200
    6,300   Nissan Motor Co. - ADR                                     80,325
      800   Volvo AB - ADR                                             20,600
                                                                   ----------
                                                                      320,525
                                                                   ----------

            Banking                                      12.0%
    1,600   Banco Bilbao Vizcaya - ADR                                 42,800
    4,950   Bank of Tokyo-Mitsu - ADR                                  91,575
      300   Bankamerica Corp.                                          19,744
      500   Barclays PLC - ADR                                         45,625
      400   Chase Manhattan Corp.                                      44,475
      700   Citicorp                                                   89,338
    3,100   Espirito Santo Finl - ADR                                  57,350
    1,200   Istytu Mobiliare Ital-ADR                                  33,450
      600   Nat'l Austrail - ADR                                       41,625
    1,400   Westpac Banking- ADR                                       40,425
                                                                   ----------
                                                                      506,407
                                                                   ----------

            Chemicals                                     3.1%
      800   Dupont De Nemours & Co.                                    49,850
      400   Norsk Hydro A/S - ADR                                      21,475
    1,600   Rhone - Poulenc SA - ADR                                   60,600
                                                                   ----------
                                                                      131,925
                                                                   ----------

            Commercial Services                           0.1%
      100   Reuters Hldgs PLC ADR                                       6,088
                                                                   ----------

            Communication Equipment                       4.4%
    1,300   Alcatel Alsthom- ADR                                       32,013
      200   Ericsson (LM) Tel - ADR                                     8,338
    1,000   Lucent Technologies Inc.                                   77,875
      200   Motorola Inc.                                              14,675
      700   Nokia Corp - ADR A                                         54,250
                                                                   ----------
                                                                      187,151
                                                                   ----------

See Accompanying Notes to Financial Statements.

                           PURISIMA TOTAL RETURN FUND

                             Schedule of Investments
                                 August 31, 1997

                                                        % of         Market
    Shares                                           Net Assets      Value
   --------                                         ------------   ----------

            Computer Components & Software                3.3%
      950   Cisco Systems, Inc.*                                       71,606
      500   Microsoft Corp.*                                           66,094
                                                                   ----------
                                                                      137,700
                                                                   ----------

            Computers                                     6.3%
      600   Hewlett-Packard Co.                                        36,788
      850   Hitachi LTD - ADR                                          79,263
      600   IBM Corporation                                            60,525
    1,600   NEC Corp. - ADR                                            90,800
                                                                   ----------
                                                                      267,376
                                                                   ----------

            Consumer Products                             1.1%
    1,250   Pepsico, Inc.                                              45,000
                                                                   ----------

            Cosmetics and Toiletries                      0.8%
      400   Gillette Company                                           33,125
                                                                   ----------

            Electric Utilities                            1.5%
    3,200   Empresa Nacional de Electricidad SA ADR                    63,200
                                                                   ----------

            Electrical Equipment                          4.9%
    1,500   General Electric Co.                                       93,750
      350   Philips Electronics                                        25,069
    1,000   Sony Corp. - ADR                                           88,125
                                                                   ----------
                                                                      206,944
                                                                   ----------

            Entertainment                                 1.1%
      600   The Walt Disney Co.                                        46,088
                                                                   ----------

            Financial Services                            2.2%
      300   ABB AB- ADR                                                43,800
    1,100   Federal National Mortgage Association                      48,400
                                                                   ----------
                                                                       92,200
                                                                   ----------

            Food                                          1.4%
      300   Unilever N.V.                                              60,375
                                                                   ----------

            Hospitals & Health Care Facilities            0.2%
      300   Columbia HCA Healthcare                                     9,469
                                                                   ----------

            Household Products                            1.6%
      500   Procter & Gamble Company                                   66,531
                                                                   ----------

See Accompanying Notes to Financial Statements.

                           PURISIMA TOTAL RETURN FUND

                             Schedule of Investments
                                 August 31, 1997

                                                        % of         Market
    Shares                                           Net Assets      Value
   --------                                         ------------   ----------

            Insurance                                     1.8%
      100   Aegon N.V. ADR                                              7,425
      725   American Int'l Group                                       68,422
                                                                   ----------
                                                                       75,847
                                                                   ----------

            Manufacturing & Mining                        2.3%
    1,800   De Beers Cons Mines - ADR                                  57,713
      450   Minnesota Mining & Mfg Co.                                 40,444
                                                                   ----------
                                                                       98,157
                                                                   ----------

            Oil & Gas                                    10.5%
      400   Amoco Corp.                                                37,825
      700   Chevron Corp.                                              54,206
      600   Elf Aquitaine - ADR                                        33,450
    1,500   Exxon Corp.                                                91,781
      600   Mobil Corp.                                                43,650
    1,200   Repsol SA-SP ADR                                           47,250
    1,300   Royal Dutch Petroleum                                      65,975
      100   Texaco, Inc.                                               11,525
    1,250   Total S.A. - ADR                                           59,219
                                                                   ----------
                                                                      444,881
                                                                   ----------

            Pharmaceuticals                              11.0%
      650   Abbott Laboratories                                        38,959
      350   American Home Products                                     25,200
    1,500   Astra AS - ADR - A                                         24,000
      900   Bristol-Myers Squibb Co.                                   68,400
    1,100   Johnson & Johnson                                          62,356
      950   Merck & Co., Inc.                                          87,222
      200   Novartis AC - ADR                                          14,300
    1,200   Novo-Nordisk A/S- ADR                                      61,200
    1,500   Pfizer Inc.                                                83,063
                                                                   ----------
                                                                      464,700
                                                                   ----------

            Photography                                   0.9%
      100   Eastman Kodak Company                                       6,538
      800   Fuji Photo Film - ADR                                      30,600
                                                                   ----------
                                                                       37,138
                                                                   ----------

            Restaurants                                   0.9%
      800   Mc Donald's Corp                                           37,850
                                                                   ----------

            Retail                                        2.3%
      200   Coles Myer Ltd. ADR                                         7,375
      225   Home Depot                                                 10,617
    2,200   Wal-Mart Stores Inc.                                       78,100
                                                                   ----------
                                                                       96,092
                                                                   ----------

See Accompanying Notes to Financial Statements.

                           PURISIMA TOTAL RETURN FUND

                             Schedule of Investments
                                 August 31, 1997

                                                        % of         Market
    Shares                                           Net Assets      Value
   --------                                         ------------   ----------

            Semiconductors                                4.5%
      800   Intel Corp.                                                73,700
      700   Kyocera Corp. - ADR                                        90,650
      300   SGS-Thomson Microelectronics*                              27,863
                                                                   ----------
                                                                      192,213
                                                                   ----------

            Steel                                         0.9%
    2,000   Ashanti Goldfields - GDR                                   20,750
      200   British Steel PLC - ADR                                     5,713
      500   Broken Hill Proprietary Co., Ltd. - ADR                    12,563
                                                                   ----------
                                                                       39,026
                                                                   ----------

            Telecommunications                            6.6%
      100   Ameritech Corp.                                             6,269
    1,850   AT&T Corp.                                                 72,150
      800   Bell Atlantic Corp.                                        57,900
      900   Bellsouth Corp.                                            39,600
    1,100   SBC Communications Inc.                                    59,813
      200   Telecom Italia Spa - ADR                                   11,800
      400   Telefonica De Espana - ADR                                 31,100
                                                                   ----------
                                                                      278,632
                                                                   ----------

            Tobacco Products                              1.8%
    1,750   Philip Morris Cons., Inc.                                  76,344
                                                                   ----------


            TOTAL COMMON STOCKS
            (cost $4,085,646)                                       4,091,753
                                                                   ----------


            SHORT-TERM INVESTMENTS                        8.5%

            UMB Bank, n.a.
              Money Market Fiduciary                                  359,494
                                                                   ----------


            Total Investments (cost $ 4,445,140)                    4,451,247
                                                                   ----------

            Liabilities, less
              Other Assets                               -5.1%       (215,303)
                                                                   ----------


            NET ASSETS                                  100.0%     $4,235,944
                                                                   ==========

ADR - American Depository Receipt
*Non-income producing security

See Accompanying Notes to Financial Statements.

                           PURISIMA TOTAL RETURN FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 August 31, 1997

      ASSETS:
      Investments at market value                             $ 4,451,247
      (cost of $4,445,140)
      Due from Adviser                                            183,285
      Deferred organizational costs                               111,077
      Receivable for sale of fund's shares                        101,043
      Prepaid expenses                                              9,838
      Dividends and interest receivable                             5,911
      -------------------------------------------------------------------
      Total Assets                                              4,862,401
      -------------------------------------------------------------------

      LIABILITIES
      Payable for securities purchased                            317,784
      Payable to adviser                                          281,733
      Accrued expenses                                             15,281
      Accrued investment advisory fees                              9,327
      Accrued distribution expense                                  2,332
      -------------------------------------------------------------------
      Total Liabilities                                           626,457
      -------------------------------------------------------------------
      NET ASSETS                                              $ 4,235,944
      ===================================================================

      COMPOSITION OF NET ASSETS
      Capital stock                                           $ 4,225,260
      Undistributed net investment income                           5,305
      Undistributed net realized loss on investments                 (728)
      Net unrealized appreciation on investments                    6,107
      -------------------------------------------------------------------
      Net Assets                                              $ 4,235,944
      ===================================================================

      Number of shares issued and outstanding
      ($.01 par value, unlimited shares authorized)               356,856

      Net Asset Value Per Share                                    $11.87
      ===================================================================

See Accompanying Notes to Financial Statements.

                           PURISIMA TOTAL RETURN FUND

                             STATEMENT OF OPERATIONS
         For the Period October 28, 1996 (Inception) to August 31, 1997

     INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $973)          $  15,963
     Interest                                                       3,335
     --------------------------------------------------------------------
                                                                   19,298

     EXPENSES:
     Administration and accounting                                 56,685
     Transfer agent                                                32,334
     Federal and state registration                                26,060
     Amortization of organizational costs                          22,552
     Printing                                                      18,044
     Investment advisory                                            9,327
     Insurance                                                      8,811
     Trustees                                                       7,244
     Auditing                                                       7,100
     Custody                                                        4,705
     Distribution                                                   2,332
     Legal                                                          1,516
     Other                                                            568
     --------------------------------------------------------------------
     Total expenses before reimbursement                          197,278
     Less: reimbursement of expenses by advisor                  (183,285)
     --------------------------------------------------------------------
     Net Expenses                                                  13,993

     Net Investment Income                                          5,305
     --------------------------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
     Net realized loss on investments                                (728)
     Change in unrealized appreciation on investments               6,107
     --------------------------------------------------------------------
     Net gain on investments                                        5,379
     --------------------------------------------------------------------

     NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                            $  10,684
     ====================================================================

                           PURISIMA TOTAL RETURN FUND

                       STATEMENT OF CHANGES IN NET ASSETS
         For the Period October 28, 1996 (Inception) to August 31, 1997

       OPERATIONS
       Net investment income                                 $     5,305
       Net realized loss on investments                             (728)
       Change in unrealized appreciation
       on investments                                              6,107
       -----------------------------------------------------------------
       Increase in net assets resulting
       from operations                                            10,684
       -----------------------------------------------------------------

       CAPITAL SHARE TRANSACTIONS
       Proceeds from shares sold                               4,162,372
       Cost of shares redeemed                                   (37,112)
       -----------------------------------------------------------------
       Net increase from capital share transactions            4,125,260
       -----------------------------------------------------------------

       Net Increase in Net Assets                              4,135,944

       NET ASSETS
       Beginning of period                                       100,000
       -----------------------------------------------------------------
       End of period                                         $ 4,235,944
       =================================================================

       CHANGES IN SHARES
       Shares sold                                               350,497
       Shares redeemed                                            (3,641)
       -----------------------------------------------------------------
       Net Increase                                              346,856
       =================================================================

See Accompanying Notes to Financial Statements.

                           PURISIMA TOTAL RETURN FUND

                              FINANCIAL HIGHLIGHTS
         For the Period October 28, 1996 (Inception) to August 31, 1997

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.


       Net Assets Value, Beginning of Period                      $10.00
       -----------------------------------------------------------------

       Income from Investment Operations
       Net Investment Income                                        0.02
       Net Realized and Unrealized gains
       on Securities                                                1.85
       -----------------------------------------------------------------

       Total from Investment Operations                             1.87
       -----------------------------------------------------------------

       Net Asset Value, End of Period                             $11.87
       =================================================================

       Total Return                                               18.70%*

       Net Assets at End of Period ('000)                         $4,236

       Ratio of Expenses to Average Net Assets
       Before Expense Reimbursement                               20.97%**
       After Expense Reimbursement                                 1.50%**

       Ratio of Net Investment Income to Average
       Net Assets (Net of Expense Reimbursement)                   0.56%**

       Portfolio Turnover Rate                                     1.35%*

       Average Commission Rate Paid                              $0.0326*


--------------------------------------------------------

*   Not annualized
**  Annualized

See Accompanying Notes to Financial Statements.

                           Purisima Total Return Fund

                          Notes to Financial Statements

                                 August 31, 1997

(1)      Organization
         ------------

         The Purisima Total Return Fund (the "Fund"), constituting the initial series of The Purisima Funds (the "Trust"), was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Purisima Total Return Fund. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Fund and purchased 10,000 shares on September 11, 1996 for cash in the amount of $100,000 to capitalize the Fund. Investment operations of the Fund began on October 28, 1996. The investment objective of the Fund is to produce a high level of total return.

(2)      Significant Accounting Policies
         -------------------------------

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

         (a)      Investment Valuation

                  Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are traded. Securities traded on over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Short-term investments are valued at cost.

         (b)      Organization Costs

                  Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over 5 years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

         (c)      Federal Income and Excise Taxes

                  The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         (d)      Distribution to Shareholders

                  Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

         (e)      Other

                  Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)      Investment Adviser
         ------------------

         The Fund has an Investment Management Agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.50% of the Fund's average daily net assets for the first fiscal year. During the period from October 28, 1996, (inception) to August 31, 1997, the Adviser reimbursed $183,285 of expenses. The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Adviser will seek such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

(4)      Service and Distribution Plan
         -----------------------------

         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

(5)      Investment Transactions
         -----------------------

         The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the fiscal year 1997 is summarized below:

         Purchases                           $4,101,679
         Sales                               $   16,033

         At August 31, 1997, gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $4,085,646 were as follows:

         Appreciation                        $  177,276
         Depreciation                           171,169
                                             ----------
         Net appreciation on investments     $    6,107
                                             ==========